Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1, dated as of June 26, 2014 (this “Amendment”) to the Term Credit Agreement, dated as of June 18, 2014 (the “Credit Agreement”), by and among THE MEN’S WEARHOUSE, INC. (the “Borrower”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”) and the Lenders party thereto.  Capitalized terms used herein without definition shall have the meaning given such terms by the Credit Agreement.

W I T N E S S E T H:

The parties hereto hereby agree as follows:

ARTICLE I

Amendment

Section 2.09(e) of the Credit Agreement is hereby amended by replacing the reference to “six months” appearing therein with “one year”.

ARTICLE II

Conditions to Effectiveness

This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the Administrative Agent (or its counsel) shall have received signatures from the Borrower, the Administrative Agent and Lenders constituting the Required Lenders under the Credit Agreement.

ARTICLE III

Miscellaneous

Section 3.1.           Continuing Effect; No Other Amendments or Waivers.  This Amendment shall constitute a Loan Document.  Except as expressly contemplated by Article I hereof, this Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement or any other Loan Document.  From and after the Amendment Effective Date, each reference to the “Credit Agreement” shall refer to the Credit Agreement as amended by this Amendment.

Section 3.2.           Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 3.3.           Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

THE MEN’S WEARHOUSE, INC., as Borrower

By:	/s/ Kelly M. Dilts
Name: Kelly M. Dilts
Title: SVP, Finance

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

By:	/s/ John Kushnerick
Name: John Kushnerick
Title: Vice President

[Signature Page to Amendment No. 1 to Term Credit Agreement]